UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 21, 2016

Central Index Key Number of the issuing entity: 0001664682
Morgan Stanley Capital I Trust 2016-UBS9
(Exact name of issuing entity)

Central Index Key Number of the depositor: 0001547361
Morgan Stanley Capital I Inc.
(Exact name of registrant as specified in its charter)

Central Index Key Number of the sponsor: 0001541557
Morgan Stanley Mortgage Capital Holdings LLC

Central Index Key Number of the sponsor: 0001102113
Bank of America, National Association

Central Index Key Number of the sponsor: 0001541886
UBS Real Estate Securities Inc.
(Exact names of sponsors as specified in their charters)

Delaware	333-206582-01	13-3291626
(State or Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)

1585 Broadway	New York, New York	10036
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code:	(212) 761-4000

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

The mortgage loan secured by the mortgaged property identified as “Princeton Pike Corporate Center” on Exhibit B to the Pooling and Servicing Agreement (the “Princeton Pike Corporate Center Mortgage Loan”) is an asset of the Issuing Entity and is part of a whole loan (the “Princeton Pike Corporate Center Whole Loan”) that originally included the Princeton Pike Corporate Center Mortgage Loan and two pari passu promissory notes that were not included in the Issuing Entity. The Princeton Pike Corporate Center Whole Loan will be serviced pursuant to the MSBAM 2016-C28 pooling and servicing agreement and an agreement between the holders of the promissory notes comprising the Princeton Pike Corporate Center Whole Loan (as previously filed as Exhibit 99.9 to the Form 8-K dated March 8, 2016 under SEC File No. 333-206582-01, the “Prior Agreement”). The holders of the promissory notes evidencing the Princeton Pike Corporate Center Whole Loan have entered into an amendment and restatement of the Prior Agreement, dated as of April 21, 2016 and attached hereto as Exhibit 99.15, which amends the Prior Agreement to reflect the division of one pari passu promissory note into two pari passu promissory notes and sets forth the respective rights of each pari passu noteholder with respect to the Princeton Pike Corporate Center Whole Loan, as described in the Prospectus for this MSCI 2015-UBS9 transaction under “Description of the Mortgage Pool—The Whole Loans”.

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d)      Exhibits:

99.15	Amended and Restated Agreement Between Note Holders, dated as of April 21, 2016, between U.S. Bank National Association, as trustee for Morgan Stanley Bank of America Merrill Lynch Trust 2016-C28, Commercial Mortgage Pass-Through Certificates, Series 2016-C28, as Note A-1 Holder, Wells Fargo Bank, National Association, as trustee for Morgan Stanley Capital I Trust 2016-UBS9, Commercial Mortgage Pass-Through Certificates, Series 2016-UBS9, as Note A-2 Holder, Morgan Stanley Bank, N.A., as Note A-3 Holder, and Morgan Stanley Bank, N.A., as Note A-4 Holder.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Morgan Stanley Capital I Inc. By: /s/ Jane Lam Name: Jane Lam Title: Vice President

Date: April 26, 2016

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EXHIBIT INDEX

Exhibit Number	Description

99.15	Amended and Restated Agreement Between Note Holders, dated as of April 21, 2016, between U.S. Bank National Association, as trustee for Morgan Stanley Bank of America Merrill Lynch Trust 2016-C28, Commercial Mortgage Pass-Through Certificates, Series 2016-C28, as Note A-1 Holder, Wells Fargo Bank, National Association, as trustee for Morgan Stanley Capital I Trust 2016-UBS9, Commercial Mortgage Pass-Through Certificates, Series 2016-UBS9, as Note A-2 Holder, Morgan Stanley Bank, N.A., as Note A-3 Holder, and Morgan Stanley Bank, N.A., as Note A-4 Holder.

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